UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

___________________________________________

Date of Report (Date of earliest event reported)February 4, 2009

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage

Abilene, Kansas 67410-2832

(Address of principal executive offices) (Zip Code)

(785) 263-3350

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of February 4, 2009, Phillip D. Hixon’s position as Senior Vice President of Merchandising of Duckwall-ALCO Stores, Inc. (the “Company”) has been eliminated by the Company. Mr. Hixon has left the Company pursuant to the terms of his Employment Contract. The Company will not hire a replacement for Mr. Hixon. Executive Vice President and Chief Operating Officer Jane Gilmartin will oversee the merchandising of the Company as a part of her responsibilities.

The Company has been aggressively working to enhance revenues and drive consumer traffic in its stores while also streamlining costs and improving profitability, with the ultimate goal of increasing shareholder value.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 5.02 is incorporated herein by reference, in its entirety, into this Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: February 4, 2009	By:	/s/ Larry Zigerelli
Larry Zigerelli
President and Chief Executive Officer